                                                                   EXHIBIT 10.45


[LOGO OF FRONTIER APPEARS HERE]



                     CARRIER SERVICES SWITCHLESS AGREEMENT


                                    BETWEEN


                   FRONTIER COMMUNICATIONS OF THE WEST, INC.


                                      AND


                                   EQUAL NET



                                                     CONFIDENTIAL

                                              THIS DOCUMENT SHALL BE
                                              CONSIDERED NULL AND VOID IF
                                              FRONTIER DOES NOT RECEIVE
                                              AN EXECUTED ORIGINAL WITHIN
                                              20 DAYS FROM THE DATE
                                              OF THIS AGREEMENT

                               TABLE OF CONTENTS


Section
-------

1.  Services
2.  Term Of The Agreement
3.  Billing And Payment
4.  Billing Disputes
5.  Termination Rights
6.  Taxes And Assessments
7.  Warranties And Limitation Of Liability
8.  Indemnification
9.  Representation
10.  Force Majeure
11.  Waivers
12.  Assignment
13.  Confidentiality
14.  Integration
15.  Construction
16.  Governing Law
17.  Notices
18.  Counterparts
19.  Compliance With Laws
20.  Third Parties
21.  Survival Of Provisions
22.  Unenforceable Provisions

EXHIBITS
--------

Exhibit A     General And Service Definitions
Exhibit B     Ancillary Fee Schedule
Exhibit C     Call Detail Records; Order Processing Procedures; Letter Of Agency
                Requirements
Exhibit D     Frontier Access Direct - Dedicated Carrier Termination Schedule
Exhibit D(a) Frontier Access Direct - Carrier Domestic Termination Service Exhibit D(b) Carrier Termination International Service
Exhibit D(c)  Frontier Access Direct - Carrier 800 Transport Service
Exhibit E     Frontier Access Direct - National Origination Service Switched
                Outbound Service
Exhibit F     Frontier Access Direct - National Origination Service Switched &
                Dedicated Inbound 800 Service
Exhibit G     Frontier Access Direct - National Origination Service Dedicated
                Outbound Service
Exhibit H     National Origination Service Switched  International Service
Exhibit H(a)  National Origination Service Dedicated International Service
Exhibit I     InterLink Calling Card Services Schedule
Exhibit I(a)  InterLink Calling Card Service
Exhibit I(b)  InterLink Originating International Service
Exhibit I(c)  InterLink Terminating International Service
Exhibit J     800 PIN Service
Exhibit K     Private Line Services Schedule
Exhibit L     Network Interconnection Schedule

                           CARRIER SERVICE AGREEMENT
                                  (Switchless)

This Carrier Service Agreement ("AGREEMENT") is entered into between the provider of service, Frontier Communications of the West, Inc. f/k/a West Coast Telecommunications, Inc. on behalf of itself and its affiliates ("FRONTIER"), a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and Equal Net ("EQUAL NET" or "PURCHASER"), a Delaware corporation with its principal place of business located at 1250 Wood Branch Park Drive, Houston, TX 77079 (hereinafter, Frontier and Equal Net may be referred to in the aggregate as "PARTIES", and each singularly as a "PARTY".)

                                    PURPOSE

The Parties are telecommunications carriers subject to the Communications Act of
1934, as amended, as well as the Telecommunications Act of 1996.   Equal Net
desires to purchase network transport and other telecommunication services from Frontier for Equal Net's resale to its business and residential customers. The Parties agree as follows:

1.  SERVICES:

     (a) Frontier shall, in accordance with this Agreement, provide to Equal Net those services Equal Net subscribes to hereunder as defined and identified herein and on exhibits, schedules and other attachments appended hereto and made a part of this Agreement from time-to-time by the Parties (collectively, the "SCHEDULES"). All such services being provided under the Schedules are collectively referred to as the "SERVICES".

     (b) Equal Net shall provide Frontier with a forecast covering a good faith estimate based on historical information (if available) of the monthly traffic volume and geographic distribution for an ordered Service.
          The estimate will be for the 3 calendar month period following the desired activation date in a format supplied or approved by Frontier. Frontier may request updated forecasts on a reasonable basis. Forecasts do not constitute a binding commitment on the part of Equal Net. Provision of Services is contingent on availability of Frontier facilities.

     (c) Orders for Services will be transmitted and processed in accordance with the procedures set out in Exhibit C attached hereto and made a part hereof as the same may be modified from time to time by Frontier upon written notice to Equal Net.

2.  TERM OF THE AGREEMENT:

     (a) INITIAL TERM: This Agreement is effective and the Parties' obligations commence upon the date of execution by Frontier ("EFFECTIVE DATE") and continues in effect for a period of two (2) years ("INITIAL TERM") from either the day Service is first utilized by Equal Net (as determined by Frontier's records), or the 90th day after the Effective Date, whichever date occurs first, such date known as the "START OF SERVICE DATE".

     (b) AUTOMATIC RENEWAL: This Agreement renews automatically for a 1 year period at the expiration of the Initial Term, unless canceled in accordance with the termination provisions of this Agreement ("SUBSEQUENT TERM"). Each Subsequent Term renews automatically for a 1 year period upon its expiration, unless canceled in accordance with the termination provisions of this Agreement.

     (c) CANCELLATION: Either Party may terminate this Agreement upon expiration of a term upon written notice given at least 90 days prior to expiration of the then current term.

3. BILLING AND PAYMENT: Equal Net shall pay Frontier for the Services at the rates and charges set out in the applicable Schedules. If Equal Net is required to pay an initial cash deposit or provide other assurance of payment, then Frontier is not obligated to begin accepting orders or providing Service until the deposit or other assurance of payment is received.

     (a) Equal Net shall provide security in the form of a UCC-1 granting Frontier security interest in Equal Net's existing and hereafter acquired accounts, contract rights, chattel paper, account receivables (including funds deposited into lock box and similar accounts) and general intangibles, and all products and proceeds thereof, including without limitation, call detail records, customer contracts, records and lists and all causes of action for recovery or collection of the foregoing (collectively, the "COLLATERAL") to the extent such Collateral relates in any manner to Services being provided to Equal Net or Equal Net's customers by Frontier. Equal Net shall execute any documents reasonably required by Frontier to perfect the above security interest.

     (b) Frontier shall invoice Equal Net via facsimile on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Frontier ("INVOICE"). Each Invoice details:
          (i) the amount due Frontier, or the credit due Equal Net, after a reconciliation between the actual charges for the Services for the prior Billing Cycle and any required pre-payment for the prior Billing Cycle, and (ii) any other sums due Frontier. Except if Frontier has agreed to a lock-box arrangement, in addition to the amounts under (i) and (ii) above, the Invoice will provide for a pre-payment equal to 0% of the actual charges for the Services for the prior Billing Cycle (exclusive of any non-recurring charges). If Equal Net has submitted a letter of credit that has an expiration date greater than 45 days after the Invoice date, or a cash deposit, the pre-payment for a given month will be reduced by the amount of such security (but to not less than zero).

     (c) Each Invoice shall be paid by Equal Net in immediately available US funds so that the payment is received by Frontier no later than THIRTY
          (30) calendar days from the date of the Invoice (the "DUE DATE"). Frontier agrees that (i) the Invoice date will be the same day the Invoice is faxed to Equal Net, and (ii) the Invoice will be faxed on a Business Day. Any Invoice not paid by the Due Date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid.

     (d)  The Equal Net facsimile number and contact for purposes of this
          Section 3. are 281-529-4695, Attention: Steve Reemts. Equal Net may change the facsimile number and contact upon written notice to Frontier.

     (e) If Equal Net is delinquent in payment of an Invoice and Frontier does not have security from Equal Net equal to Equal Net's prior month's usage charges, Equal Net shall provide such additional security as Frontier may reasonably request in writing.

     (f) FRAUDULENT USAGE: Subject to the fraudulent usage provisions of the Frontier InterLink Calling Card Services Schedule if applicable, Frontier is not responsible for any fraudulent use of Service. Equal Net is solely responsible for all Services' usage, fraudulent or otherwise. Claims of fraudulent usage shall not constitute a valid basis for dispute of an Invoice. Frontier will monitor End-User call activity for suspected fraudulent use using the same procedures Frontier uses for its own customers (except Frontier will contact Equal Net in lieu of the End-User when investigating suspected fraudulent use).

     (g) Equal Net agrees to pay to Frontier any and all local exchange carrier ("LEC") assessed charges (other than access or other LEC charges otherwise included under this Agreement) and governmentally imposed charges levied upon Frontier as a result of Services provided to Equal Net, such as but not limited to:

          (i) primary Interexchange carrier ("PIC") change and slamming related charges under Exhibit C, Section III;

          (ii) assessments by the National Exchange Carrier's Association, Inc.
               (NECA) including but not limited to, the Universal Service Fund/Lifeline Assistance (USF/LA), the Telecommunications Relay Service (TRS) Fund, and other assessments as may be assessed by NECA in the future relative to the Services; (Equal Net understands that NECA charges are assessed on a per ANI basis for Presubscribed End-User ANIs, whether such ANIs are active or not);

         (iii) assessments by regulatory agencies, including but not limited to, the Federal Communications Commission (FCC) and state Public Utility/Service Commissions;

          (iv) charges or costs incurred by Frontier for FCC/PUC mandated initiatives under the Telecommunications Act of 1996, or otherwise, such as the "access reform" and "payphone dial-around compensation" initiatives.

          (v) when Frontier is acting as the RespOrg, National Administrative Services Center assessments (including any monthly recurring charges) for "800"/"888" service installation;

          (vi) applicable charges set out in the Schedule of Ancillary Fees attached hereto as Exhibit B and made a part hereof as the same may be modified from time to time by Frontier upon written notice to Equal Net.

     (h)  "TEXT REDACTED"

     (i) Frontier may revise the rates and monthly recurring and other charges in this Agreement and the Schedules at any time upon written notice to Equal Net. Domestic rates will be effective within thirty days and international/offshore rates will be effective within seven days of the date of Frontier's written notice. Such notice to Frontier of cancellation of a severable Service will be effective as of the date specified by Equal Net, provided such date is not back dated. If the effective rate for a Service is increased pursuant to this paragraph, then Equal Net may cancel the Service subject to the rate increase upon written notice to Frontier given within 30 days after Equal Net's receipt of the rate increase notice. Cancellation of a Service under this paragraph includes a pro-rata reduction in the Minimum Charge to adjust for the Service being canceled. If a rate increase affects a portion of a Service that is not severable from the entire Service Equal Net shall not be able to cancel the affected portion, e.g. domestic outbound switched service is not cancelable as a result of a rate increase in directory assistance calls (DA cannot be separately blocked); further, if the rate increase affects traffic to a particular LATA or country, Equal Net may only cancel Service to the particular LATA/country to the extent severable by Frontier.

     (j) Equal Net agrees that any make up to minimum charges, shortfall charges and surcharges for which it is liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Frontier's part, and are not penalties or consequential or other damages under Section 7.(b).

4. BILLING DISPUTES: The Parties agree that time is of the essence for payment of all Invoices. Equal Net shall provide written notice and supporting documentation for any good-faith dispute it may have with an Invoice ("DISPUTE") within 60 Business Days after Equal Net's receipt. If Equal Net does not report a Dispute within the 60 Business Day period, Equal Net shall have waived its dispute rights for that Invoice. Equal Net shall pay disputed amounts, subject to resolution of the Dispute. Frontier will use reasonable efforts to resolve timely Disputes within 30 Business Days after its receipt of the Dispute notice. If a Dispute is not resolved within the 30 Business Day period to Equal Net's satisfaction, then at Equal Net's request the Dispute will be referred to an executive officer of Frontier. If the Dispute is not resolved within 15 Business Days after the referral, then either Party may commence an action in accordance with
     Section 16., provided that the prevailing Party in such action shall be entitled to payment of its reasonable attorney fees and costs by the other Party.

5.  TERMINATION RIGHTS:

     (a) REGULATORY CHANGES: If the FCC, a state PUC or a court of competent jurisdiction issues a rule, regulation, law or order which has the effect of canceling, changing, or superseding any material term or provision of this Agreement (collectively, "REGULATORY REQUIREMENT"), then this Agreement shall be deemed modified in such a way as the Parties mutually agree is consistent with the form, intent and purpose of this Agreement and is necessary to comply with such Regulatory Requirement. Should the Parties not be able to agree on modifications necessary to comply with a Regulatory Requirement within 30 days after the Regulatory Requirement is effective, then upon written notice either Party may, to the extent practicable, terminate that portion of this Agreement impacted by the Regulatory Requirement.

     (b) Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations. Frontier may, upon written notice, immediately terminate this Agreement for Equal Net's failure to pay any delinquent Invoice, or to maintain any other assurance of payment that may be required hereunder.

     (c) In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay which is covered under (b) above), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this paragraph signed by the Parties.

     (d) Upon any material breach by Equal Net not cured after expiration of all applicable notice and cure periods, Frontier may at its sole option do any or all of the following:

          (i) cease accepting or processing orders for Service and suspend Service;

          (ii) cease all electronically and manually generated information and reports (including any CDR not paid for by Equal Net);

         (iii) draw on any letter of credit, security deposit or other assurance of payment and enforce any security interest provided by Equal Net;

          (iv) terminate this Agreement and Service without liability to Frontier;

           (v) collect from Equal Net as liquidated damages an amount equal to the Minimum Charge times the number of months remaining on the unexpired term of this Agreement; and

          (vi) pursue such other legal or equitable remedy or relief as may be appropriate.

6.  TAXES AND ASSESSMENTS:

          Equal Net is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to its resale of the Services (other than taxes on Frontier's net income) (collectively, "TAXES"). Equal Net shall provide Frontier with, and maintain, valid and properly executed certificate(s) of exemption for the Taxes, as applicable.

7.  WARRANTIES AND LIMITATION OF LIABILITY:

     (a) Service shall be provided by Frontier in accordance with the applicable technical standards established for call transport by the telecommunications industry. Frontier shall provide Service in a quality and diligent manner consistent with service Frontier provides to its other customers via a digital fiber optic network with SS7 signaling (where available). FRONTIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

     (b) In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

8.  INDEMNIFICATION:

     Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) acts or omissions in the operation of its business, and (ii) its breach of this Agreement; provided, however, Frontier shall not be liable and shall not be obligated to indemnify Equal Net, and Equal Net shall defend and indemnify Frontier hereunder, for any claims by any third party, including End-Users, with respect to services provided by Equal Net which may incorporate any of Frontier's services.

9.  REPRESENTATION:

     The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

10.  FORCE MAJEURE:

     Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

11.  WAIVERS:

     Failure of either Party to enforce or insist upon compliance with the provisions of this Agreement shall not be construed as a general waiver or relinquishment of any provision or right under this Agreement.

12.  ASSIGNMENT:

     Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably withheld, except that Frontier may assign this Agreement to its parent, successor in interest, or an affiliate or subsidiary without Equal Net's consent. Any assignment or transfer without the required consent is void.

13.  CONFIDENTIALITY:

     (a) Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "PROPRIETARY INFORMATION") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "DISCLOSING PARTY" and the other Party referred to as the "RECEIVING PARTY"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party.

     (b) The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which is (i) or becomes public knowledge through no fault of the Receiving Party; (ii) in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the Receiving Party's records);
          (iii) disclosed to the Receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or (iv) disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party agrees that it will provide the Disclosing Party with prompt written notice of such requests so that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

     (c) Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.

     (d) Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the other Party's sole discretion.

14.  INTEGRATION:

     This Agreement and all Exhibits, Schedules and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

15.  CONSTRUCTION:

     The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

16.  GOVERNING LAW:

     This Agreement is subject the laws of New York, excluding its choice of law principles. The Parties agree that any action to enforce or interpret the terms of this Agreement shall be instituted and maintained only in the Federal Court for the Western District of New York, or if jurisdiction is not available in the Federal Court, then a state court located in Rochester, New York. Equal Net hereby consents to the jurisdiction and venue of such courts and waives any right to object to such jurisdiction and venue.

17.  NOTICES:

     All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed to be delivered when actually received, whether upon personal delivery or if sent by facsimile, mail or overnight delivery. All notices shall be addressed as follows, or to such other address as each of the Parties hereto may notify the other:

     Frontier Communications of the West, Inc.     Equal Net
     ATTN: Peggy L. Palak, Mgr. Contract Svcs.     ATTN: Steve Reemts, Vice
           Brian V. Fitzpatrick, VP Carrier Svcs.        President Network
     90 Castilian Drive                                  Operations
     Goleta, CA 93117                              1250 Wood Branch Park Drive
     Facsimile #800-689-2395                       Houston, TX 77079
                                                   Facsimile #281-529-4695

18.  COUNTERPARTS:

     This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

19.  COMPLIANCE WITH LAWS:

     During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, each Party shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or similar documentation as may be required by the FCC, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over its business. Upon request, a Party will supply copies of such permits, certifications, authorizations, licenses and similar documentation.

20.  THIRD PARTIES:

     The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Frontier and Equal Net, and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users.

21.  SURVIVAL OF PROVISIONS:

     Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, assurances of payment, limitations on liability and indemnification, survive termination of this Agreement.

22.  UNENFORCEABILITY OF PROVISIONS:

     The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified. This Agreement is voidable by Frontier if modified by Equal Net without the written or initialed consent of a Frontier Vice President.

By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised as to its legal rights, duties and obligations under this Agreement.


FRONTIER COMMUNICATIONS OF THE WEST, INC.        EQUAL NET

By:  /s/ Brian V. Fitzpatrick 6/30/98            By:  /s/ Steve Reemts
  ----------------------------------------          ---------------------------
     Brian V. Fitzpatrick, Vice President         Steve Reemts, Vice President
      Frontier Carrier Services Group                  Network Operations

Date:    6/30/98                                Date:     6/22/98
     -------------------------------------           --------------------------

                                                                       Exhibit A
                                                                     Page 1 of 2

                              GENERAL DEFINITIONS
     (Not otherwise defined in the body of the Agreement or the Schedules)


1. FRONTIER 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by Equal Net and for which Frontier has either (i) been appointed the RespOrg, or (ii) reserved and issued the 800 telephone number to Equal Net. Frontier shall be deemed to be the RespOrg for all 800/888 telephone numbers reserved and issued by it under (ii) above.

2.   ANI is a telephone number.

3. BILLING CYCLE is the Frontier billing cycle to which Equal Net's account hereunder is assigned by Frontier (a full billing cycle equals approximately 30 days of Services usage).

4. BUSINESS DAY is Monday through Friday, 8:30 a.m. to 5:30 p.m. Detroit, MI local time, excluding nationally recognized holidays. Unless otherwise stated, "DAYS" refers to calendar days.

5. PRESUBSCRIBED means that an End-User has been assigned to Frontier's network via Frontier's CIC.

6. CARRIER 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by Equal Net for which a party other than Frontier or Equal Net has been appointed the RespOrg.

7. CODE is a calling card authorization number used to access the Calling Card Services.

8.   CDR means call detail records and CDR TAPE is a magnetic tape containing
     CDR.

9. EQUAL NET 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by Equal Net for which Equal Net has been appointed the RespOrg.

10. END-USERS are customers of Equal Net for which Equal Net has submitted an order that has been accepted by Frontier during the term of this Agreement. To the extent that Equal Net subscribes to the Services for its own use, Equal Net is deemed to be an End-User.

11. 800 NUMBERS collectively refers to the Frontier 800 Numbers, Carrier 800 Numbers, Equal Net 800 Numbers and PIN 800 Numbers.

12. GUIDELINES refer to the telecommunications industry's general rules with respect to 800/888 number portability, including but not limited to, (i) the Federal Communications Commission's ("FCC") 800/888 (and other toll-free) number portability policies and rules, (ii) the SMS 800 requirements set forth in the Bell Operating Companies' Tariff FCC No. 1, and (iii) the 800 DataBase Ad-Hoc Committee's Guidelines for 800 DataBase, as all of the foregoing may be replaced or modified from time to time.

13. PIN 800 NUMBERS are Frontier 800 Numbers assigned to Equal Net for use with the 800 PIN Service.

14. RESPORG is a responsible organization as defined in the Guidelines. A RespOrg is the entity that is responsible for managing and administering the account records in the 800 Service Management System DataBase.

                                                                       Exhibit A
                                                                     Page 2 of 2

                        SERVICE DEFINITIONS/DESCRIPTIONS

1.   CALLING CARD SERVICES consist of calling card traffic generated via Codes.

2. 800 PIN SERVICE consists of inbound Switched Services combined with a PIN 800 Number accessed via four digit personal identification numbers ("PIN NUMBERS") used by End-Users ("0000", "4663", "9675" and "9999" are not available as PIN Numbers). The use of the PIN Numbers with a PIN 800 Number permits multiple End-Users to utilize the same 800/888 telephone number on an individual basis. 800 Directory Assistance is not available with the 800 PIN Service.

3. NOS DEDICATED SERVICES consist of: (i) End-User switched outbound long distance traffic delivered to a Frontier Point of Presence ("POP") via dedicated facilities and terminated over the Frontier network, and (ii) switched inbound 800/888 traffic generated via 800 Numbers which traffic originates on the Frontier network and is terminated by Frontier onto Equal Net's or an End-User's dedicated facilities.

4. DIRECTORY ASSISTANCE TRANSPORT consists of Frontier terminating calls made by End-Users to directory providers for assistance in locating a non-800 Number. "800 DIRECTORY ASSISTANCE" consists of calls made to directory providers for assistance in locating a Frontier 800 Number.

5. INBOUND SERVICES collectively refers to inbound traffic generated via any of the other Services.

6. INTERNATIONAL SERVICES consist of international traffic generated via any of the other Services.

7. SWITCHED SERVICES consist of switched inbound and outbound long distance traffic generated by End-Users that originates and terminates on the Frontier network.

8. DEDICATED CARRIER TERMINATION consists of switched outbound long distance traffic delivered by Equal Net to a Frontier Point of Presence ("POP") via dedicated facilities and terminated over the Frontier network.

9.   NATIONAL ORIGINATION SERVICES ("NOS"):  collectively includes the Switched
     Services, the NOS   Dedicated Services and related Inbound Services and
     International Services.

10.  DOMESTIC means the 48 contiguous United States.

11.  OFF-SHORE means Alaska, Hawaii, Puerto Rico and the US Virgin Islands.

12. OPERATOR SERVICES: see Operator Services Schedule. Operator Services specifically exclude calling card operator assistance calls made via Codes, which are deemed to be part of the Calling Card Services.

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                                                                       EXHIBIT B




                                 TEXT REDACTED

                                                                       EXHIBIT C
                                                                     Page 1 of 3

                              CALL DETAIL RECORDS
                          ORDER PROCESSING PROCEDURES
                         LETTER OF AGENCY REQUIREMENTS


I.  Call Detail Records; End-User DataBase Access.

     1. If Equal Net requires call detail records for usage of the Services ("CDR") it has the option of (i) receiving CDR on a monthly basis via magnetic tape, and/or (ii) having access on a daily basis via electronic data exchange.

     2. If Equal Net elects option 1. (i), then on or about the fifth Business Day following the end of a Billing Cycle, Frontier will deposit with an overnight delivery service for delivery to Equal Net a CDR Tape in the format established by Frontier. CDR Tapes rate the Services at Frontier rates in effect at the time the Services were provided and must be re-rated by Equal Net at its tariffed rates.

     3. If Equal Net elects option 1. (ii), then Frontier will make CDR available for Equal Net's access Monday through Saturday, excluding nationally recognized holidays, for the prior period's traffic. Equal Net's access to CDR will be via electronic data exchange ("ELECTRONIC EXCHANGE") to either (i) Equal Net's designated mainframe computer via the IBM Information Network ("IIN") via Network Data Mover ("NDM"), or
          (ii) dedicated personal computer via Procomm+ software. Equal Net is liable for all transmission charges together with the cost of Frontier compatible hardware and software necessary at its location for use of Electronic Exchange. Frontier will archive CDR for 8 Business Days.

     4. At Equal Net's written request, Frontier will provide Equal Net access to Equal Net's End-User records resident on Frontier's systems in Michigan via remote access ("RDA") so that Equal Net may perform limited record inquiries and updates on a "real-time" basis. RDA is available with Electronic Exchange only. Equal Net agrees to comply with such policies, procedures and security measures as Frontier may reasonably establish from time to time for Equal Net's use of RDA. Frontier reserves the right to immediately discontinue RDA by Equal Net if Frontier determines in its reasonable business judgment that Equal Net is using RDA or data obtained therefrom in a manner detrimental to Frontier or in violation of the confidentiality provisions of this Agreement.

II.  Order Processing Procedures.

     1. Orders for Service are transmitted in a format designated by Frontier via Electronic Exchange. At the time Equal Net submits an order for Service, Equal Net shall furnish Frontier with the name, billing and service addresses and ANI of each Presubscribed End-User (the "END-USER INFORMATION"). The End-User Information is required for LEC account set-up, normal call processing and handling NXX level customer service. The End-User Information is deemed to be Equal Net's Proprietary Information in accordance with Section 13. of the Agreement.

     2. If the traffic volume of Services ordered by Equal Net is such that Frontier reasonably determines that a delay in processing orders is required, Frontier may delay order processing for such period of time as Frontier deems reasonable under the circumstances. If any such delays result in Equal Net being unable to meet a minimum usage requirement under the Agreement, Frontier agrees to proportionally reduce the minimum requirement during the period orders are so delayed.

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                                                                       EXHIBIT C
                                                                     Page 2 of 3
     3.   Codes and End-User ANIs:

          A. Codes for existing End-User ANIs will be activated within 5 Business Days of receipt by Frontier of complete and accurate End-User Information. Codes requested with End-User ANI orders will be activated when the ANI is activated.

          B. Equal Net understands and agrees that activation of End-User ANIs is contingent on the End-User Information associated with such ANIs complying with LEC established criteria. Assuming receipt of properly formatted End-User Information that complies with the LEC established criteria, ANIs will generally be activated within 10 Business Days of receipt by Frontier of the End-User Information. If the End-User Information does not comply with LEC criteria, Frontier will return the same to Equal Net for Equal Net's correction and resubmission.

     4.   800 Numbers:

          Subject to (i) the Guidelines, (ii) delays attributable to third parties, and (iii) otherwise applicable provisions of the Agreement, 800 Numbers will be activated and confirmed by Frontier within 2 Business Days of receipt by Frontier of a proper order in accordance with the order processing requirements set forth below.

          A. Orders must be submitted via Frontier established procedures and formats and must include: (i) a letter of authorization if Frontier is being appointed the RespOrg, and (ii) the End-User Information for each 800 Number, including the ANI translation for each 800 Number.

          B. Equal Net may request that Frontier reserve a specific Frontier 800 Number on behalf of Equal Net at the charge set out in Exhibit B. Frontier will either confirm reservation or indicate unavailability within 2 Business Days of its receipt of the request.

          C. If Frontier has reserved a Frontier 800 Number for Equal Net and Equal Net does not order activation of the reserved number in accordance with item (a) above within 10 Business Days from the date Frontier confirms the reservation, the reserved number will be assigned to the Frontier pool of 800 numbers and be available to Frontier for its own business purposes.

     5. If the End-User Information or any other necessary order information submitted by Equal Net is incomplete or inaccurate, Frontier will return the same to Equal Net for correction and resubmission.

     6. Service Cancellation: Frontier will, at Equal Net's request and at Equal Net's sole risk and liability, block or cancel all or a portion (to the extent permitted by its systems) of an End-User's Service(s).

                                                                       EXHIBIT C
                                                                     Page 3 of 3

III. Letter of Agency Requirements.

     Equal Net is responsible for obtaining and maintaining valid letters of agency from prospective End-Users in accordance with the following:

     1. Frontier acknowledges that at times Equal Net may obtain prospective End-Users through telemarketing and tape recorded third party verifications in accordance with FCC Guideline Subpart K section
          64.1100 (c) as the same may be amended, interpreted or clarified ("VERBAL LOA"). Equal Net understands that some LECs will not accept Verbal LOAs as valid authorization for a change of long distance carriers and agrees that for prospective End-Users located in such
          LECs' jurisdictions it will use Written LOAs.   When Equal Net uses
          written letters of agency ("WRITTEN LOAS") for prospective End-Users it shall use a format that complies with FCC Guideline Subpart K section 64.1150 as the same may be amended, interpreted or clarified. Equal Net shall retain all Verbal LOA tapes and transcripts and Written LOAs used and promptly make the originals available upon the request of Frontier, a LEC or any regulatory agency.

     2. Equal Net agrees that a Verbal LOA may be used to presubscribe a prospective End-User to Frontier, but that the Verbal LOA will not be accepted by Frontier as documentation with respect to any PIC or "slamming" claims. Except as it may otherwise agree in writing, Frontier is not obligated to "work" PIC disputes with respect to "slamming" or similar claims from End-Users or prospective End-Users. Frontier will refer LEC inquiries, and pass through any LEC charges imposed on Frontier for such claims, directly to Equal Net, including without limitation, PIC charges or any other charges and penalties imposed by a LEC or regulatory agency (collectively, "PIC CHARGES"), with respect to such claims. PIC Charges will be billed to Equal Net periodically on an Invoice. Verbal LOAs and Written LOAs are collectively referred to as "LOAS". EQUAL NET SHALL DEFEND AND INDEMNIFY FRONTIER AGAINST ANY AND ALL CLAIMS, INCLUDING WITHOUT LIMITATION, ANY END-USER, LEC OR REGULATORY AGENCY CLAIMS (INCLUDING "SLAMMING CLAIMS"), ARISING FROM OR RELATED TO EQUAL NET'S USE OR FAILURE TO USE OR PROVIDE VALID LOAS.

                                                                       EXHIBIT D
                                                                     Page 1 of 2
                             FRONTIER ACCESS DIRECT
                     DEDICATED CARRIER TERMINATION SCHEDULE

Unless otherwise stated, domestic calls are measured in 6 second increments after a 6 second minimum and international calls in 6 second increments after a 30 second minimum.

Dedicated Termination Service:

1. For domestic and international traffic (including Directory Assistance Transport) originating from Equal Net's switch, Equal Net shall pay the applicable rates set out in the attached pricing schedules.

2. Each DS-1 circuit interconnecting Equal Net to one of the Frontier POPs set out in the attached Network Interconnections Schedule has a monthly minimum usage requirement of 100,000 minutes. Frontier may add or delete a POP at any time upon written notice. If a DS-1 circuit experiences a minimum shortfall over two consecutive Billing Cycles, Frontier may provide Equal Net with written notice of such fact and of Frontier's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. Equal Net shall reimburse Frontier for any termination fees or charges paid by Frontier to the circuit provider for early disconnection of such circuit.

3. Equal Net shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with Frontier's equipment and network.

                                                                       EXHIBIT D
                                                                     Page 2 of 2

                            GATEWAY CARRIER SERVICE
                               LATA GATEWAY TABLE

NORTHEAST      SOUTHEAST             MIDWEST                SOUTHWEST         WEST
------------------------------------------------------------------------------------------
   120            420            234            532            486            638
   122            422            254            534            488            648
   124            424            256            620            490            650
   126            428            320            624            492            652
   128            430            322            626            526            654
   130            432            324            628            528            666
   132            434            325            630            530            668
   133            436            326            632            536            670
   134            438            330            634            538            672
   136            440            332            635            540            674
   138            442            334            636            542            676
   140            444            336            640            544            720
   220            446            338            644            546            721
   222            448            340            646            548            722
   224            450            342            922            550            724
   226            452            344            923            552            726
   228            454            346            924            554            728
   230            456            348            932            556            730
   232            458            350            937            558            732
   236            460            352            938            560            734
   238            464            354            958            562            736
   240            468            356            976            564            738
   242            470            358            977            566            740
   244            472            360            978            568            832
   246            474            362                           570            834
   248            476            364                           656            960
   250            477            366                           658            963
   252            478            368                           660            973
   426            480            370                           664            981
   920            482            374                           961
   921            484            376                           980
   927            939            462
   928            949            466
   929            951            520
   930            952            521
   974            953            522
                  955            524
                  956
------------------------------------------------------------------------------------------

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

                                                                       EXHIBIT E
                                                                     Page 1 of 3
                             FRONTIER ACCESS DIRECT
                      SWITCHED OUTBOUND SERVICES SCHEDULE
                         (NATIONAL ORIGINATION SERVICE)



Unless otherwise stated, (i) domestic switched and dedicated calls (inbound and outbound) are measured in 6 second increments with a 6 second minimum, and (ii) international switched and dedicated calls are measured in 6 second increments after a 30 second minimum.

1. Upon Equal Net's request, Frontier will provide Purchase with an available 700 number (1-700-555-XXXX) and a recorded message that identifies Equal Net to Presubscribed End-Users as their carrier. Frontier will make the 700 number available for Equal Net's use within 15 Business Days after receipt of the request. Equal Net shall pay the applicable 700 Number charges set out in Exhibit B of the Agreement.

2. If Equal Net has subscribed to Sub-CIC Services, the rates and terms set out in the attached Sub-CIC Translation Schedule shall apply.

                                      34
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                                                                       EXHIBIT F
                                                                     Page 1 of 5
                             FRONTIER ACCESS DIRECT
                         INBOUND 800 SERVICES SCHEDULE
                         (NATIONAL ORIGINATION SERVICE)

1.     800 Number Requirements.

     A. In order to protect the integrity of its network Frontier may, without liability, temporarily block any 800 Number having usage surges. Frontier agrees to use reasonable efforts to promptly notify Equal Net after blockage has occurred.

     B. If usage of an 800 Number impacts Frontier in such a manner that the unbillable (non-completed) calls for such 800 Number in any month are greater than 7% of the billable (completed) calls for such 800 Number in that month, Frontier may charge Equal Net a non-discountable $0.05 charge for each unbillable call in that month.

     C. At Equal Net's written request and to the extent available to Frontier, 800 Directory Assistance is available for Frontier 800 Numbers only at the charge set out in Exhibit B. Due to the fact that 800 Directory Assistance is provided through an arrangement with a third party, the provision of 800 Directory Assistance by Frontier is subject to the policies and procedures promulgated from time to time by such third party. Equal Net understands that any Frontier 800 Number listed with 800 Directory Assistance is not published in any written directory, but is only available on a call-in basis.

     D. The transfer of 800 Numbers to another carrier is subject to the Guidelines and the Frontier policies and procedures for 800/888 number/traffic transfers in effect at the time of the requested transfer.

     E. If an 800 Number is blocked at Equal Net's request, then for the period the 800 Number is being blocked Frontier will, at Equal Net's written request and expense, re-translate the 800 Number to Equal Net's customer service telephone number.

                                      37

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

                                                                       EXHIBIT G
                                                                     Page 1 of 3

                             FRONTIER ACCESS DIRECT
                      DEDICATED OUTBOUND SERVICES SCHEDULE
                         (NATIONAL ORIGINATION SERVICE)

Unless otherwise stated, (i) domestic switched and dedicated calls (inbound and outbound) are measured in 6 second increments with a 6 second minimum, and (ii) international switched and dedicated calls are measured in 6 second increments after a 30 second minimum.


1. DS-1 SERVICES (collectively, inbound and outbound NOS Dedicated Services) are available at the Frontier POPs set out on the attached Network Interconnection Schedule. Frontier may add or delete a POP at any time upon written notice. At Equal Net's written request, its DS-1 circuits will interconnect a Frontier POP to an End-User's premise. Equal Net is responsible for coordinating LEC installation of local loops necessary for the DS-1 Services as well as installation and monthly recurring charges associated with dedicated circuits necessary for the DS-1 Services.

2. At Equal Net's written request, Frontier may provide the premise equipment described in Exhibit B (the "EQUIPMENT") to End-Users that need the same to access the DS-1 Services. Frontier will install and maintain the Equipment. End-Users must sign an Equipment Agreement with Frontier in the format supplied or approved by Frontier. Equal Net shall bear the risk of loss of the Equipment if the Equipment is not returned to Frontier in good working condition, normal wear and tear excepted.

3. At Equal Net's written request, Frontier may provide special 800 applications for the dedicated Inbound Services as described in Exhibit B (collectively, the "APPLICATIONS"). All Applications require Equal Net to have Frontier compatible equipment and some require RDA.

4. Equal Net shall be charged and pay the for the DS-1 Services (domestic and international) in accordance with the rates set out in the attached pricing schedules as well as applicable charges set out in Exhibit B.

5.   "TEXT REDACTED"

                                      42
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

                                                                       EXHIBIT H
                                                                     Page 1 of 5


                        INTERNATIONAL SERVICES SCHEDULE
                         (NATIONAL ORIGINATION SERVICE)


The rates and discount credits described in this Schedule and any attachments hereto are in lieu of any standard volume discounts and any promotional rates or discounts that may from time to time be offered by Frontier for the Services. Unless otherwise stated, international calls are measured in 6 second increments after a 30 second minimum.

1. For non-calling card switched and dedicated International Services, Equal Net shall pay the international rates set out in the attached pricing schedules.

2. For international Directory Assistance Services, if available, Equal Net shall pay the applicable standard Frontier resale rates in effect when calls are made.

                                      45


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

                                                                       EXHIBIT I
                                                                     Page 1 of 5

                              FRONTIER  INTERLINK
                         CALLING CARD SERVICES SCHEDULE

I.   CALLING CARD SERVICE FEATURES

     Frontier InterLink consists of a customized program for the Calling Card Services including a Equal Net unique 800 gateway number and specially recorded voice and operator scripting as further described below.

     1. This Service consists of 800 Number access, full-featured calling card service, providing both automated and manual processing of calls.

     2. Platform provides capability for customized messages and dialing instructions.

     3. 10 digit and 14 digit Code lengths are available allowing for adaptation of line-based numbers; i.e., End-User's 10-digit telephone number plus a 4-digit PIN. Codes are assigned and maintained by Equal Net. The system will edit for duplicate number requests.

     4.   International Calling Capability:

          A. Unless restrictions are placed by Equal Net, calls may be terminated to all international countries serviced by Frontier.

          B. International origination capability is provided from many countries. System access is provided from shared toll free access numbers. Currently, Frontier supports international origination service from 60 countries (see attached country service list).

          C. Call termination restrictions may be defined by Equal Net on a global 800 Number basis or on a Code specific basis. International call blocking is provided on a country code basis. Allowing domestic 809 termination while blocking international 809 calls is available.

     5.   Basic Features:

     CALL RE-ORIGINATION: Originate multiple calls and use multiple features without re-dialing 800 number or Code by pressing the "#" key for 2 to 3 seconds. A bong tone will be provided followed by a voice prompt allowing the caller to either make a call or choose another feature option.

     PERSONAL SPEED DIALING: After the 800 access number and the Code have been entered, the caller may select the Speed Dial option to quickly reach up to
     nine pre-programmed telephone numbers.   Both personal and group speed dial
     numbers may be established and are changeable by the End-User.

     ACCOUNTING CODES: Account codes are available allowing End-Users to track call activity per user. The account code is entered after the Code. Account codes may be either "validated" allowing call completion only on select digits, or they may be "non-validated" in which any combination of digits will be accepted. Account codes may be from 2 to 4 digits in length. Account code parameters are definable on a per Code basis. Assignment and management of account codes is handled via the order entry systems.

                                                                       EXHIBIT I
                                                                     Page 2 of 5

     6.   Ancillary Services:

     AUDIOTEXT - INFORMATION SERVICES: Provides easy access to latest news, weather, sports, financial news, and fun features, such as soap opera updates, horoscopes, TV listings and the "joke-of-the-day".

     CONFERENCE CALLING SERVICES: An operator contacts each participant to join the call. Option for two-way (talk and listen) or listen only. "Roll-call" is an optional feature of operator-assisted conferencing. Cardholder is billed for all usage associated with the conference call.

     DIRECTORY ASSISTANCE: Operator scripting will be under Equal Net's brand name. Once the desired number is located and communicated to the caller, the operator will offer to complete the call.

     VOICE MAIL SERVICES: Voice-prompted interactive system providing capability to leave and make messages for other mailbox End-Users from a personalized voice mailbox. An optional "direct-in" 800 number may be provided giving callers capability to leave a voice mail message in the End-User's voice mail box.

     VOICE MESSAGE DELIVERY: Enables an End-User to record a message and have it delivered to any domestic telephone. Allows End-User to personalize the message. Call delivery attempts are made in 15 minute increments with a maximum of 8 delivery attempts. Delivery of message may be delayed up to 96 hours. Messages may be up to 3 minutes in length. Activation of the Message Delivery feature must be initiated by the End-User.

     Additional features may be added and features may be modified or canceled upon written notice to Equal Net.

III. CALLING CARD SUPPORT

     1. Required communications hardware and software at Equal Net's locations are the responsibility of Equal Net. Equal Net is also responsible for making sure its equipment and facilities are compatible with Frontier's. As the Frontier systems for calling card activation, maintenance and call detail are not integrated with the order entry systems for 1+ and 800 services, it may be necessary for Equal Net to utilize two different data entry systems to transmit calling card orders to Frontier.

     2. Branding\Scripting: Branding may be provided in the name of Equal Net. Standard system scripts are provided. If Equal Net desires, scripts may be customized at the rates set out in the pricing schedules.

     3. Order Entry: Orders are submitted at Equal Net's expense to Frontier in a batch mode via use of Frontier's Bulletin Board System which is accessed via an 800 Number. Batch file updates are processed by Frontier twice each Business Day. Record layout formats are attached.

     4. Card Production: Equal Net is responsible for card production and distribution.

                                      55
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                                                                       EXHIBIT I
                                                                     Page 3 of 5

     5. End-User Customer Service: Callers reaching a Frontier operator for customer service related questions (i.e., credit requests, rate quotes, etc.) will at Frontier's option either be given an 800/888 number to reach the Equal Net's appropriate regional customer service department or will be directly transferred to Equal Net. Applicable operator and usage charges will be charged to the Equal Net for this call activity. Equal Net shall provide Frontier with a list of Equal Net's regional customer service 800 numbers, and timely update the same as necessary, for this call activity.

     6. Change Code Service: Equal Net may, during the hours and via the procedures established by Frontier, verbally request activation or cancellation of a Code. Upon receipt of such a request and provided Equal Net has all the necessary information, Frontier will use reasonable efforts to add or cancel a Code. Equal Net shall be solely responsible for End-User claims resulting from this verbal request, as well as confirmation of the Code activation/cancellation within five
          (5) Business Days after the verbal request via a batch file.

     7.   Fraud Monitoring:

          A. Standard fraud monitoring parameters are currently set as follows (and may be modified by Frontier): usage exceeds 4 hours on a single domestic call (2 hours international on a single call) in a 24 hour period, or when a Code has more than 50 completed call attempts in a 24 hour period, whichever occurs first. Further,
               flag thresholds may be set at Equal Net's   request on a Code-by-
               Code basis to assist in the detection and shut-down of fraud activity. For example: set a flag on the number of calls or minutes in a 24 hour period; specify originating or terminating numbers for monitoring; set parameters on the length of a single call, or total minutes of usage of the Code.

          B. When the monitoring parameters are exceeded, Frontier will promptly notify Equal Net of such fact. If Equal Net cannot be notified, Frontier may restrict the use of a Code if Frontier determines there is a sufficient risk of fraudulent use.

          C. If the monitoring parameters are exceeded for a Code and Frontier fails to provide Equal Net with prompt notice thereof, and Equal Net has otherwise complied with Frontier's recommended Code security procedures, Equal Net is eligible for a credit for usage charges on such Code determined by Frontier to have been fraudulent.

          D.   Except as otherwise covered under C above, Equal Net is   liable
               for all charges with respect to fraudulent use of a Code.

     8. Operator Assistance: Frontier will provide live operator assistance as a default if an End-User fails to correctly respond to system prompts twice in succession. Operator assistance can also be accessed by End-Users at any time by dialing zero.

IV.  RATES & CHARGES

     "TEXT REDACTED"

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                             INTERLINK CALLING CARD

                            Call Rating Methodology
                            ...TO...


 ...CALLS PLACED FROM...                DOMESTIC 48       OFFSHORE (AK, HI,          CANADA           INTERNATIONAL LOCATIONS
                                                              USVI/PR)
                                 ---------------------------------------------------------------------------------------------
      DOMESTIC 48                   NOS Domestic Rate         Offshore              Canada          International Terminating
                                                          Terminating Rate     Terminating Rate               Rate
------------------------------------------------------------------------------------------------------------------------------
OFFSHORE (AK, HI, USVI/PR)               Offshore             Offshore             Offshore         Offshore Originating Rate
                                     Originating Rate     Originating Rate     Originating Rate       PLUS International
                                                          PLUS Offshore         PLUS Canada             Terminating Rate
                                                          Terminating Rate     Terminating Rate
------------------------------------------------------------------------------------------------------------------------------
        CANADA                            Canada               Canada               Canada           Canada Originating Rate
                                     Originating Rate     Originating Rate     Originating Rate       PLUS International
                                                          PLUS Offshore         PLUS Canada             Terminating Rate
                                                          Terminating Rate     Terminating Rate
------------------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL LOCATIONS               Freephone            Freephone            Freephone          Freephone International
                                      International        International        International       Originating Rate PLUS
                                     Originating Rate     Originating Rate     Originating Rate     International Terminating
                                                          PLUS Offshore         PLUS Canada                   Rate
                                                          Terminating Rate     Terminating Rate
------------------------------------------------------------------------------------------------------------------------------

See rate sheets for actual charges

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                       TOLL FREE P.I.N. SERVICE SCHEDULE

Upon Equal Net's request and payment of the set-up fee set out in Exhibit B for the 800 PIN Service, the 800 PIN Service will be available under the following terms and conditions. Provided Equal Net in not in default, the set-up fee will be credited to the Invoice for the Billing Cycle in which Equal Net first has $2,500 in 800 PIN Service usage.

     1.   "TEXT REDACTED"

     2. When the 800 PIN Service is ordered by Equal Net, Frontier will initially provide Equal Net with 2 PIN 800 Numbers. At such time as all PIN 800 Numbers assigned to Equal Net have at least 1,000 PIN Numbers assigned to each and either (i) each active PIN Number is averaging at least $4.00 in charges each month, or (ii) all active PIN Numbers aggregate at least $4,000 in charges each month, then upon the written request of Equal Net, Frontier will provide an additional PIN 800 Number to Equal Net.

     3. Calls to a PIN 800 Number for which a PIN Number is not entered or for which an invalid PIN Number is entered are delivered by Frontier to Equal Net's customer service center for handling. Equal Net shall pay for such calls at the applicable rates set forth in the attached pricing schedule. Frontier may modify or cancel this procedure at any time upon written notice to Equal Net.

     4. Equal Net shall pay the rates set out in the attached pricing schedules. Calls are measured in 6 second increments after an 18 second minimum.

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                        PRIVATE LINE SERVICES SCHEDULE

1.   PRIVATE LINE SERVICES:

     (a) Frontier shall, in accordance with this Schedule, provide point-to-point DS-1, DS-3, OC-3 and OC-12 circuit capacity as ordered by Equal Net (the "PRIVATE LINE SERVICES").

     (b) Equal Net understands that the Private Line Services will be provided on a new SONET-ring network that is currently being constructed by Frontier. Frontier has provided Equal Net with the estimated completion dates for the network. Once ordered, Frontier will use reasonable efforts to have the Private Line Services available to Equal Net in accordance with such dates. Equal Net understands and agrees that such dates are estimates only, that Frontier is not warranting that the Private Line Services will be available by such dates and that the provision of service is contingent on the availability of Frontier facilities.

     (c) Except if the Agreement is terminated by a Party for the other Party's uncured breach, then, notwithstanding the term of the Agreement, the Agreement will continue in effect with respect to the Private Line Services as long as a circuit installed under this Schedule remains in operation.

     (d) Unless one Party provides the other with at least 90 days prior written notice of its intent not to renew a circuit after the circuit's minimum commitment period expires, then, unless the Parties agree otherwise in writing, a circuit shall automatically renew for an additional one year period at Frontier's then current rates and charges in effect for a one year term commitment for that circuit type. The foregoing notice and renewal process shall also apply for each additional renewal period.

2.   BILLING AND PAYMENT; MINIMUM COMMITMENTS:

     (a) Equal Net shall pay Frontier for the Private Line Services at the rates and charges set out below. Equal Net is also liable for applicable taxes and governmental assessments with respect to its use of the Private Line Services. Billing for a circuit shall commence upon the earlier to occur of (i) 30 days following the date Frontier notifies Equal Net, in writing or via electronic transmission, that the ordered circuit capacity is available, and (ii) the date the ordered circuit capacity is accepted by Equal Net.

     (b) Monthly recurring charges are invoiced to Equal Net in advance and installation and special charges upon order completion. Invoicing and payment terms are set out in the Agreement.

     (c) The pricing in this Schedule is limited to the Private Line Services provided between "on-net" Frontier city pair nodes both resident on Frontier's SONET-ring network. If Frontier's cost in providing the Private Line Services is increased due to circumstances beyond its reasonable control, or Frontier elects to pass through any governmental or regulatory assessments related to its provision of the Private Line Services, then Frontier may revise the rates and charges in this Schedule upon thirty (30) days written notice to Equal Net. Equal Net may cancel any circuits subject to a rate/charge increase upon written notice to Frontier given no later than 30 days after Equal Net's receipt of the increase notice.

     (d) Equal Net shall be liable for the applicable minimum circuit terms and minimum circuit commitment charges set out below.

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